UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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New Senior Investment Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 30, 2019

Dear Fellow Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of New Senior Investment Group Inc. (the “Annual Meeting”) to be held at Millennium Broadway, 145 W. 44th Street, New York, New York, on June 12, 2019, at 8:00 a.m., Eastern Time. The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying materials.

IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Let me urge you to vote today by Internet, by telephone or by completing, signing and returning your proxy card in the envelope provided.

PLEASE NOTE THAT YOU MUST FOLLOW THESE INSTRUCTIONS IN ORDER TO ATTEND AND BE ABLE TO VOTE AT THE ANNUAL MEETING: All Stockholders may vote in person at the Annual Meeting. In addition, any stockholder may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person as the proxy with power to vote your shares on your behalf. If you are a beneficial owner of shares, you must take the following three steps in order to be able to attend and vote at the Annual Meeting: (1) obtain a legal proxy from your broker, bank or other holder of record and present this legal proxy to the inspector of elections along with your ballot, (2) contact our Investor Relations department to obtain an admission card and present this admission card to the inspector of elections and (3) present an acceptable form of photo identification, such as a driver’s license or passport, to the inspector of elections.

Sincerely,

/s/ Robert Savage
Robert Savage
Chairman of the Board of Directors

NEW SENIOR INVESTMENT GROUP INC.

NOTICE OF THE 2019 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of New Senior Investment Group Inc.:

The annual meeting of stockholders of New Senior Investment Group Inc., a Delaware corporation, will be held at Millennium Broadway, 145 W. 44th Street, New York, New York, on June 12, 2019, at 8:00 a.m., Eastern Time (the “Annual Meeting”). The matters to be considered and acted upon by stockholders at the Annual Meeting, which are described in detail in the accompanying materials, are:

(i)	a proposal to elect three Class II directors to serve until the 2022 annual meeting of stockholders and until their successors are elected and duly qualified;

(ii)	a proposal to approve the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for fiscal year 2019;

(iii)

a proposal to amend our amended and restated certificate of incorporation (the “Certificate of Incorporation”) and our amended and restated bylaws (the “Bylaws”) to provide for the annual election of all directors;

(iv)	a proposal to amend our Certificate of Incorporation and Bylaws to eliminate certain provisions that are no longer applicable;

(v)	a proposal to amend our Bylaws to implement a majority voting standard for uncontested elections of directors; and

(vi)	any other business properly presented at the Annual Meeting.

Stockholders of record at the close of business on April 15, 2019 will be entitled to notice of and to vote at the Annual Meeting. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. A Proxy Statement, proxy card and self-addressed envelope are enclosed. Return the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States. You can also vote by telephone or by the Internet by following the instructions provided on the proxy card. Whether or not you plan to attend the Annual Meeting in person, please vote by one of these three methods. If you are the record holder of your shares and you attend the meeting, you may withdraw your proxy and vote in person, if you so choose.

By Order of the Board of Directors,

/s/ Robert Savage
Robert Savage
Chairman of the Board of Directors

55 West 46th Street

Suite 2204

New York, New York 10036

April 30, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON June 12, 2019:

The Notice of Annual Meeting, Proxy Statement and the Annual Report on Form 10-K

are available on the Investor Relations section of our website at

www.newseniorinv.com.

i

ii

NEW SENIOR INVESTMENT GROUP INC.

55 West 46th Street, Suite 2204

New York, New York 10036

PROXY STATEMENT

For the 2019 Annual Meeting of Stockholders to Be Held on

June 12, 2019

This Proxy Statement and the accompanying proxy card and notice of annual meeting are provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of New Senior Investment Group Inc., a Delaware corporation, for use at the Annual Meeting to be held on June 12, 2019 and any adjournments or postponements thereof. “We,” “our,” “us,” “the Company” and “New Senior” each refers to New Senior Investment Group Inc. The mailing address of our executive office is 55 West 46th Street, Suite 2204, New York, New York 10036. This Proxy Statement, the accompanying proxy card and the notice of annual meeting are first being mailed to holders of our common stock, par value $0.01 per share (the “Common Stock”), on or about May 3, 2019.

At the date hereof, management has no knowledge of any business that will be presented for consideration at the Annual Meeting and which would be required to be set forth in this Proxy Statement or the related proxy card other than the matters set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented at the Annual Meeting for consideration, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their best judgment on such matter.

Matters to be considered at the Annual Meeting

At the Annual Meeting, stockholders of the Company’s Common Stock will vote upon:

(i)	a proposal to elect three Class II directors to serve until the 2022 annual meeting of stockholders and until their successors are elected and duly qualified;

(ii)	a proposal to approve the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for fiscal year 2019;

(iii)

a proposal to amend our amended and restated certificate of incorporation (the “Certificate of Incorporation”) and our amended and restated bylaws (the “Bylaws”) to provide for the annual election of all directors;

(iv)	a proposal to amend our Certificate of Incorporation and Bylaws to eliminate certain provisions that are no longer applicable;

(v)	a proposal to amend our Bylaws to implement a majority voting standard for uncontested elections of directors; and

(vi)	any other business that may properly come before the annual meeting of stockholders or any adjournment of the annual meeting.

GENERAL INFORMATION ABOUT VOTING

Solicitation of Proxies

The enclosed proxy is solicited by and on behalf of our Board of Directors. The expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers and directors, without additional remuneration, by personal interview, telephone or otherwise. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record as of the close of business on April 15, 2019, and will provide reimbursement for the cost of forwarding the material.

Stockholders Entitled to Vote

As of April 15, 2019, there were outstanding and entitled to vote 82,209,844 shares of our Common Stock. Each share of our Common Stock entitles the holder to one vote. Stockholders of record at the close of business on April 15, 2019 are entitled to vote at the Annual Meeting or any adjournment or postponement thereof.

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company LLC, you are considered the stockholder of record with respect to those shares, and these proxy materials were sent directly to you by the Company.

Street Name Holders. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials will be or have been forwarded to you by your bank or broker. The bank or broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct your bank or broker on how to vote the shares held in your account. If you wish to attend the Annual Meeting, you will need to obtain a “legal proxy” from your bank or broker.

Required Vote

A quorum will be present if the holders of a majority of the outstanding shares entitled to vote are present, in person or by proxy, at the Annual Meeting. If you have returned a valid proxy or if you hold your shares in your own name as holder of record and attend the Annual Meeting in person, your shares will be counted as present for the purpose of determining whether there is a quorum. Votes to “withhold,” abstentions and broker “non-votes” (as described below) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

If a quorum is not present, the Annual Meeting may be adjourned by the chairman of the meeting or by the vote of a majority of the shares represented at the Annual Meeting until a quorum has been obtained.

For the election of the nominees to our Board of Directors, the affirmative vote by holders of a plurality of shares present, in person or by proxy, and entitled to vote on the election of directors is sufficient to elect each nominee. The approval of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 requires the affirmative vote of holders of a majority of the shares present, in person or by proxy, and entitled to vote on such proposal. The affirmative vote of at least 80% of the voting power of our issued and outstanding shares entitled to vote thereon will be required to approve the proposals to amend (i) our Certificate of Incorporation and Bylaws to provide for the annual election of all directors, (ii) our Certificate of Incorporation and Bylaws to eliminate certain provisions that are no longer applicable and (iii) our Bylaws to implement majority voting for uncontested elections of directors.

Broker non-votes are instances where a broker holding shares of record for a beneficial owner does not vote the shares because it has not received voting instructions from the beneficial owner and therefore is precluded by the rules of the New York Stock Exchange (“NYSE”) from voting on a particular matter. Under NYSE rules, when a broker holding shares in “street name” does not receive voting instructions from a beneficial owner, the broker has discretionary authority to vote on certain routine matters but is prohibited from voting on non-routine matters. Brokers who do not receive instructions are not entitled to vote on the election of directors, or the proposals to amend (i) our Certificate of Incorporation and Bylaws to provide for the annual election of all directors, (ii) our Certificate of Incorporation and Bylaws to eliminate certain provisions that are no longer applicable or (iii) our Bylaws to implement majority voting for uncontested director elections. However, brokers are entitled to vote on the ratification of the appointment of the independent registered public accounting firm.

A vote “withheld” from a director nominee or a broker non-vote on a director nominee will have no effect on the outcome of the election. For the ratification of the appointment of the independent registered public accounting firm, abstentions will have the same effect as votes “against” and broker non-votes will have no effect. Both abstentions and broker non-votes will have the same effect as votes “against” the proposals to amend (i) our Certificate of Incorporation and Bylaws to provide for the annual election of all directors, (ii) our Certificate of Incorporation and Bylaws to eliminate certain provisions that are no longer applicable and (iii) our Bylaws to implement majority voting for uncontested elections of directors.

If the enclosed proxy card is properly executed and returned to us in time to be voted at the Annual Meeting, it will be voted as specified on the proxy card unless it is properly revoked prior thereto. If no specification is made on the proxy card as to any one or more of the proposals, the shares of Common Stock represented by the proxy will be voted as follows:

(i)	FOR the election of the Class II nominees to our Board of Directors;

(ii)	FOR the approval of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

(iii)	FOR the approval of amendments to our Certificate of Incorporation and Bylaws to provide for the annual election of all directors;

(iv)	FOR the approval of amendments to our Certificate of Incorporation and Bylaws to eliminate certain provisions that are no longer applicable;

(v)	FOR the approval of amendment to our Bylaws to implement a majority voting standard for uncontested elections of directors; and

(vi)	in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof.

As of the date of this Proxy Statement, we are not aware of any other matter to be raised at the Annual Meeting.

Voting

Stockholders of Record. If you are a stockholder of record, you may instruct the proxies to vote your shares by telephone, by the Internet or by signing, dating and mailing the proxy card in the postage-paid envelope provided. In addition, you may vote your shares of our Common Stock in person at the Annual Meeting.

Street Name Holders. If you are a street name holder, you will receive instructions from your bank or broker that you must follow to be able to attend the Annual Meeting or to have your shares voted at the Annual Meeting.

Right to Revoke Proxy

Stockholders of Record. If you are a stockholder of record, you may revoke your proxy instructions through any of the following methods:

•	send written notice of revocation, prior to the Annual Meeting, to our Secretary at New Senior Investment Group Inc., 55 West 46th Street, Suite 2204, New York, New York 10036;

•	sign, date and mail a new proxy card to our Secretary;

•	dial the number provided on the proxy card and vote again;

•	log onto the Internet site provided on the proxy card and vote again; or

•	attend the Annual Meeting and vote your shares in person.

Street Name Holders. If you are a street name holder, you must contact your bank or broker to receive instructions as to how you may revoke your proxy instructions.

Copies of Annual Report to Stockholders

A copy of our Annual Report on Form 10-K for our most recently completed fiscal year has been filed with the Securities and Exchange Commission (the “SEC”) will be mailed to stockholders entitled to vote at the Annual Meeting who have elected to receive a hard copy of the proxy materials and is also available without charge to stockholders upon written request to: New Senior Investment Group Inc., 55 West 46th Street, Suite 2204, New York, New York 10036, Attention: Investor Relations. You can also find an electronic version of our Annual Report on the Investor Relations section of the New Senior website (www.newseniorinv.com).

Voting Results

Broadridge Financial Solutions, Inc., our independent tabulating agent, will count the votes and act as the Inspector of Election. We will publish the voting results in a Current Report on Form 8-K, which will be filed with the SEC within four business days of the Annual Meeting.

Confidentiality of Voting

We keep all proxies, ballots and voting tabulations confidential as a matter of practice. We permit only our Inspector of Election, Broadridge Financial Solutions, Inc., to examine these documents.

Recommendations of the Board of Directors

The Board of Directors recommends a vote:

(i)	FOR the election of the nominees to our Board of Directors;

(ii)	FOR the approval of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for fiscal year 2019;

(iii)	FOR the approval of amendments to our Certificate of Incorporation and Bylaws to provide for the annual election of all directors;

(iv)	FOR the approval of amendments to our Certificate of Incorporation and Bylaws to eliminate certain provisions that are no longer applicable; and

(v)	FOR the approval of amendment to our Bylaws to implement a majority voting standard for uncontested elections of directors.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The first proposal is to elect three Class II directors to serve until the 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Our Certificate of Incorporation authorizes the number of directors to be not less than one, nor more than fifteen. The number of directors on the board is currently fixed at seven. Our Board of Directors is divided into three classes. The members of each class of directors serve staggered three-year terms.

Our current Board of Directors is classified as follows:

Class	Term Expiration	Director	Age
Class I	2021	Virgis W. Colbert	79
		Cassia van der Hoof Holstein	43
Class II	2019	Susan Givens	42
		Michael D. Malone	65
		David H. Milner	51
Class III	2020	Stuart A. McFarland	72
		Robert Savage	51

The Board of Directors has unanimously proposed Susan Givens, Michael D. Malone and David H. Milner as nominees for election as Class II directors. The director-nominees currently serve on our Board of Directors. If elected at the Annual Meeting, each of Ms. Givens, Mr. Malone and Mr. Milner will hold office until the 2022 annual meeting of stockholders and until their successors are duly elected and qualified, subject to earlier retirement, resignation or removal. Unless otherwise instructed, we will vote all proxies we receive FOR Susan Givens, Michael D. Malone and David H. Milner. If any of the nominees become unable to stand for election as a director, an event that our Board of Directors does not presently expect, the proxy will be voted for a replacement nominee if one is designated by our Board of Directors.

The Board of Directors recommends that you vote FOR the election of Ms. Givens, Mr. Malone and Mr. Milner to serve as our Class  II directors until the 2022 annual meeting of the stockholders and until their successors are duly elected and qualified.

Information Concerning Our Directors, Including the Director Nominees

Set forth below is certain biographical information for our directors, including the director nominees, as well as the month and year each person was first elected as one of our directors.

Each of our directors was selected because of the knowledge, experience, skill, expertise and diversity the director contributes to the Board of Directors as a whole. Our directors have extensive familiarity with our business and experience from senior positions in large, complex organizations. In these positions, they gained core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management, and leadership development. The Nominating and Corporate Governance Committee believes that each of the directors also has key attributes that are important to an effective Board of Directors: integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion; diversity of origin, background, experience, and thought; and the commitment to devote significant time and energy to serve on the Board of Directors and its committees.

Robert Savage Director since February 2016 and Chairman of the Board of Directors since January 2019	Mr. Savage has served as a member of our Board of Directors since February 2016 and was appointed Chairman of the Board of Directors in January 2019. Mr. Savage is Co-founder and President of KSH Capital LP (“KSH”). KSH Capital provides real estate entrepreneurs with capital and expertise to seed or grow their platform. KSH is focused on the deployment of the principals’ capital in domestic and international strategies that offer compelling long-term returns. Prior to founding KSH, Mr. Savage was Co-founder and President of KTR Capital Partners (“KTR”), an investment, development and operating company focused exclusively on the industrial property sector in North America. At KTR, Mr. Savage was a member of the firm’s Investment Committee and responsible for management for the firm’s day-to-day operations, including oversight of capital deployment, portfolio management and capital markets activities. Mr. Savage is a member of the Board of Trustees of Mount Sinai Health System in New York. Mr. Savage is Chairman of the Board of Directors of VolunteerMatch.org, a San Francisco based 501(c)(3) that operates the largest volunteer network in the nonprofit world. Mr. Savage was appointed to the Board of New Senior pursuant to a settlement agreement with Levin Capital Strategies, L.P. and its affiliates, and our Board concluded that he should serve as a director in light of his experience in and knowledge of the real estate industry and the management of a regulated public company.

Virgis W. Colbert Director since October 2014	Mr. Colbert has served as a member of our Board of Directors since October 2014. Mr. Colbert served as a director of Drive Shack Inc. since April 2019 and as a member of the audit committee and compensation committee of the board of directors since April 2019. Mr. Colbert is a Senior Advisor to MillerCoors LLC and has served in a variety of key leadership positions with Miller Brewing Company since 1979, including Executive Vice President of Worldwide Operations from 1997 to 2005 and Senior Vice President of Operations from 1993 to 1997. Mr. Colbert is a member of the Board of Directors of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC, NASDAQ BX, Inc., International Securities Exchange, LLC, ISE Gemini, LLC and ISE Mercury, LLC. Mr. Colbert also serves on the board of STAG Industrials, Inc. Mr. Colbert has previously served on the boards of Lorillard, Inc., where he was Lead Independent Director (from 2008 to 2015), Delphi Corp. (from 1999 to 2006), Merrill Lynch & Co. Inc. (from 2006 to 2008), Bank of America Corp. (from 2009 to 2013), Stanley Black & Decker (from 2002 to 2013), the Sara Lee Corporation and its successor The Hillshire Brands Company (from 2006 to 2013) and The Manitowoc Company, Inc. (from 2001 to 2012). He is Chairman Emeritus of the board for the Thurgood Marshall College Fund and former Chairman of the board of trustees for Fisk University. He is a life member of the National Association for the Advancement of Colored People. As a result of these and other professional experiences, Mr. Colbert has particular knowledge of and extensive experience in public company board practices and in the management and oversight of a regulated public company, including operations, logistics and strategic planning. These factors and his other qualifications and skills, led our Board of Directors to conclude that Mr. Colbert should serve as a director.

Susan Givens Director since October 2014	Ms. Givens has served as the Chief Executive Officer of New Senior Investment Group Inc. and as a member of the board of directors since October 2014. Ms. Givens has nearly 20 years of private equity, capital markets, M&A, general management and finance experience. Previously, Ms. Givens was a Managing Director in the Private Equity group at Fortress Investment Group, where she spent more than 13 years. While at Fortress, she also served as the Chief Executive Officer of New Senior Investment Group and as the Chief Financial Officer and Treasurer of New Residential Investment Corp. (NYSE: NRZ) and was responsible for various real estate, healthcare, financial services, infrastructure and leisure investments. In addition, Ms. Givens was also responsible for overseeing equity capital markets transactions in the Private Equity group. Prior to joining Fortress, she held various private equity and investment banking roles at Seaport Capital and Deutsche Bank in New York and London. These factors and her other qualifications and skills, led our Board of Directors to conclude that Ms. Givens should serve as a director.

Michael D. Malone Director since October 2014	Mr. Malone has served as a member of our Board of Directors since October 2014. Mr. Malone was appointed to the board of directors of Walker & Dunlop, Inc., a real estate financial services company, in November 2012 and serves as a member of the audit and compensation committees. Mr. Malone has served as a director of Mr. Cooper Group since 2012 and serves as chair of the nominating and corporate governance committee and member of the audit and compensation committees. From January 2008 until June 2013, Mr. Malone served as a director and a member of the compensation committee and the audit committee of Morgans Hotel Group Co. From February 2008 until February 2012, he served as a Managing Director of Fortress Investment Group LLC, where he was in charge of the Charlotte, North Carolina office and responsible for the business of the capital formation group in the southeast and southwest regions of the United States. Mr. Malone retired from Bank of America in November 2007, after nearly 24 years of service as Senior Executive Banker and Managing Director. Over those years Mr. Malone worked in and ran a number of investment banking businesses for the bank and its subsidiary, Banc of America Securities LLC, including real estate, gaming, lodging, leisure and the financial sponsors businesses. These factors and his other qualifications and skills, led our Board of Directors to conclude that Mr. Malone should serve as a director.

Stuart A. McFarland Director since October 2014	Mr. McFarland has served as a member of our Board of Directors and the Chairman of the Audit Committee since October 2014. Mr. McFarland is a Managing Partner of Federal City Capital Advisors, LLC, where he worked since 1997, which is now dormant. Mr. McFarland was Chairman of Federal City Bancorp, Inc. from 2005 - 2007 and President and Chief Executive Officer of Pedestal Inc., an internet secondary mortgage market trading exchange, from 1997 - 2001. Mr. McFarland was Executive Vice President and General Manager of GE Capital Mortgage Services and President and CEO of GE Capital Asset Management Corporation from 1990 to 1995. Prior to GE Capital, Mr. McFarland was President and CEO of Skyline Financial Services Corp. from 1988 – 1990. Before joining Skyline, Mr. McFarland was President and CEO of National Permanent Federal Savings Bank in Washington, D.C. from 1986 – 1987. From 1981–1986, Mr. McFarland was Executive Vice President—Operations and Chief Financial Officer with Fannie Mae (Federal National Mortgage Association). From 1972 to 1981, he was President and Director of Ticor Mortgage Insurance Company in Los Angeles, California. Mr. McFarland has served as director of Drive Shack Inc. since October 2002 and as chairman of the audit committee and a member of the nominating and corporate governance committee and compensation committee of its board of directors since November 2002. Mr. McFarland was a director of Newcastle Investment Holdings LLC (the predecessor of Drive Shack Inc.) from May 1998 until October 2002. Mr. McFarland serves as a Director of the Brookfield Investment Funds and the New America High Income Fund, Inc. and as a member of the audit committee of each company. From 2003 – 2013, Mr. McFarland served as a Director and the Lead Independent Director of the Brandywine Funds. Mr. McFarland also serves as a Director and Member of the Executive Committee of the Center for Housing Policy and is a member of the Trustees Council of The National Building Museum. Mr. McFarland is a member of the Board of Directors of Steward Partners Holdings, LLC, the holding company for Steward Partners Global Advisory, a private financial services firm, since January 2018. These factors and his other qualifications and skills, led our Board of Directors to conclude that Mr. McFarland should serve as a director.

David H. Milner Director since March 2018	Mr. Milner has served as a member of our Board of Directors since March 2018. Mr. Milner has served as the Chief Executive Officer of NuGen Capital Management since he founded the company in 2009. Mr. Milner is responsible for the strategic direction and capital allocation of the NuGen platform. NuGen owns and operates large scale solar projects and energy storage systems and has acquired significant land and real estate holdings. Over the past 20 years, Mr. Milner founded, operated and exited from successful investment companies and businesses in energy and real estate. Our Board concluded that he should serve as a director in light of his investment and management experience.

Cassia van der Hoof Holstein Director since October 2014	Ms. van der Hoof Holstein has served as a member of our Board of Directors since October 2014. Ms. van der Hoof Holstein is a Fellow of the Emerson Collective, an organization dedicated to promoting social justice initiatives. She serves on the Board of Directors of PIVOT, a global health non-profit working in Madagascar, the Board of Directors of Agile Global Health (formerly known as A&K Global Health LLC), a private global healthcare management company providing medical travel services and supplies, and she chairs the Board of Directors of Plus 1, which connects recording artists, their audiences, and pragmatic social justice efforts. She also serves on the Advisory Board of COPE, a community-based global health delivery project in the Navajo Nation, and on the Board of Trustees of Partners In Health. Previously, Ms. van der Hoof Holstein was Chief Partnership Integration Officer for Partners In Health, where she worked from 2009 until June 2017. From 2011-2017, she was also Associate Director of the Global Health Delivery Partnership for the Department of Global Health and Social Medicine at Harvard Medical School. With Abbey Gardner, she edited Haiti After the Earthquake, published in 2012. Previously, Ms. van der Hoof Holstein was the Director of Rural Health at the Clinton HIV/AIDS Initiative (CHAI), where she worked from 2002 to 2008; Executive Producer at E*TRADE Financial, where she worked from 2000 to 2002; and a co-founder of ClearStation.com in 1999. Ms. van der Hoof Holstein studied Literature at Harvard, and was honored to get her start in global health in the Poverty Issues office of the Senate Committee on Labor and Human Resources, then chaired by Senator Edward M. Kennedy, in 1993. As a result of Ms. van der Hoof Holstein’s experience in and knowledge of the health care industry, our Board of Directors concluded that Ms. van der Hoof Holstein should serve as a director.

Compensation of Directors

The total annual compensation generally payable to our non-employee directors is $150,000. In addition, we pay an annual fee to the chair of the Audit Committee of $10,000. In addition, Messrs. Savage and Milner were each paid $300,000 in respect of their services on the special committee of independent directors that was formed to conduct a strategic review. Fees to independent directors may be made by issuance of common stock, based on the value of such common stock at the date of issuance, rather than in cash, provided that any such issuance does not prevent such director from being determined to be independent and such shares are granted pursuant to a stockholder-approved plan or the issuance is otherwise exempt from NYSE listing requirements. Each independent director also received an initial one time grant of fully vested options relating to 5,000 shares of our common stock under our Plan upon the date of the first meeting of our Board of Directors attended by such director. Affiliated directors are not separately compensated by us. All members of the Board of Directors are reimbursed for reasonable costs and expenses incurred in attending meetings of our Board of Directors.

Director Compensation Table for 2018

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(2)		Total
Virgis W. Colbert	$150,000	$—	$—		$150,000
Michael D. Malone	$150,000	$—	$—		$150,000
Stuart A. McFarland	$160,000	$—	$—		$160,000
Robert Savage	$175,000	$275,00	$—		$450,000
Cassia van der Hoof Holstein	$150,000	$—	$—		$150,000
David H. Milner	$422,238	$—	$3,127	(3)	$425,365

(1)	Mr. Savage elected to receive a total of $275,000 of his total annual compensation in the form of shares of common stock.
(2)	As of December 31, 2018, each of our non-employee directors held 5,000 fully vested options.
(3)

Mr. Milner received a one-time grant of fully vested options relating to 5,000 shares of our common stock under our Plan on March 26, 2018. The amount listed in the column for Mr. Milner represents the grant date fair value of that option grant computed in accordance with FASB ASC Topic 718. For more information, please see note 13 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018.

Determination of Director Independence

At least a majority of the directors serving on the Board of Directors must be independent. For a director to be considered independent, our Board of Directors must determine that the director does not have any direct or indirect material relationship with the Company, provided that any relationship approved or ratified pursuant to the Company’s Policy and Procedures with Respect to Related Person Transactions shall be deemed immaterial for the purposes of this review. The Board of Directors has established categorical standards to assist it in determining director independence, which conform to the independence requirements under the NYSE listing rules. Under the categorical standards, a director will be independent unless:

(a)

within the preceding three years: (i) the director was employed by the Company; (ii) an immediate family member of the director was employed by the Company as an executive officer; (iii) the director or an immediate family member of the director received more than $120,000 per year in direct compensation from the Company (other than director or committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent on continued service)); (iv) the director was employed by or affiliated with the independent registered public accounting firm of the Company; (v) an immediate family member of the director was employed by the independent registered public accounting firm of the Company as a partner, principal or manager; or (vi) an executive officer of the Company was on the compensation committee of a company which employed the director, or which employed an immediate family member of the director as an executive officer; or

(b)

he or she is an executive officer of another company that does business with the Company and the annual sales to, or purchases from, the Company is the greater of $1 million, or two percent of such other company’s consolidated gross annual revenues.

Whether directors meet these categorical independence tests will be reviewed and will be made public annually prior to our annual meeting of stockholders. The Board of Directors may determine, in its discretion, that a director is not independent notwithstanding qualification under the categorical standards. The Board of Directors has determined that each of Messrs. Colbert, Malone, McFarland, Milner and Savage and Ms. van der Hoof Holstein is independent for purposes of NYSE Rule 303A and that each such director has no material relationship with the Company. In making such determination, the Board of Directors took into consideration, (i) with respect to Mr. Malone, that he is a director of Mr. Cooper Group, which is majority owned by private equity funds managed by FIG LLC, our former manager, and where he serves as chair of the nominating and corporate governance committee and member of the audit committee and compensation committee, and that he was an employee of Fortress from 2008 until 2012, (ii) with respect to Ms. van der Hoof Holstein, that Mr. Edens has made charitable contributions to an organization at which she was previously employed and of which she is now a trustee, and (iii) that certain directors have invested in the securities of private investment funds or companies managed by or affiliated with our former manager.

Statement on Corporate Governance

We emphasize the importance of professional business conduct and ethics through our corporate governance initiatives. Our Board of Directors consists of a majority of independent directors (in accordance with the rules of the NYSE). Our Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee are each composed entirely of independent directors.

We have adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics, which delineate our standards for our directors, officers and all other employees. We make available, free of charge through a link on our website, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to such reports, if any, as filed with the SEC as soon as reasonably practicable after such filing. Our site also contains our Code of Business Conduct and Ethics, Code of Ethics for Principal Executive Officers and Senior Financial Officers, Corporate Governance Guidelines, and the charters of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee of our Board of Directors. Our website address is www.newseniorinv.com. You may also obtain these documents by writing the Company at 55 West 46th Street, Suite 2204, New York, New York 10036, Attention: Investor Relations.

As mentioned above, the Board of Directors has adopted a Code of Business Conduct and Ethics, which is available on our website, that applies to each of our directors and officers, including our principal executive officer and principal financial officer, all other employees. The purpose of the Code of Business Conduct and Ethics is to promote, among other things, honest and ethical conduct, full, fair, accurate, timely and understandable disclosure in public communications and reports and documents that the Company files with, or submits to, the SEC, compliance with applicable governmental laws, rules and regulations, accountability for adherence to the code and the reporting of violations thereof.

The Company has also adopted a Code of Ethics for Principal Executive Officers and Senior Financial Officers, which is available on our website and which sets forth specific policies to guide the Company’s senior officers in the performance of their duties. This code supplements the Code of Business Conduct and Ethics described above. The Company intends to disclose any changes in or waivers from either code applicable to the Company’s executive officers or directors by posting such information on our website.

The Company does not have a policy to separate the roles of Chief Executive Officer and Chairman of the Board of Directors, as the Board of Directors believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Mr. Savage has served as the Chairman of the Board of Directors since January 2019. Our current Chief Executive Officer, Ms. Givens, also serves as a director, a structure that permits her to focus on the management of the Company’s day-to-day operations while still fostering communication between the Company’s management and the Board of Directors. The Company does not have a lead independent director; however, an independent director presides over the executive sessions. For additional information, see “Executive Sessions of Non-Management Directors.”

Board and Committee Meetings

During the year ended December 31, 2018, our Board of Directors held 12 meetings. No director attended fewer than 75 percent of all meetings of our Board of Directors and the committees on which such director served. The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. During 2018, the Audit Committee met five times, the Compensation Committee met once and the Nominating and Corporate Governance Committee met twice. In 2018, the Board of Directors also established a special committee of independent directors to conduct a strategic review. Although director attendance at the Company’s annual meeting each year is encouraged, the Company does not have an attendance policy. None of our directors attended the 2018 annual meeting.

Audit Committee. Our Board of Directors has a standing Audit Committee composed entirely of independent directors. The current members of the Audit Committee are Messrs. Colbert, Malone and McFarland (Chairman), each of whom has been determined by our Board of Directors to be independent in accordance with the rules of the NYSE and the SEC’s audit committee independence standards. The purpose of the Audit Committee is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company and its subsidiaries, including, without limitation, assisting the board’s oversight of (a) the integrity of the Company’s financial statements; (b) the Company’s compliance with legal and regulatory requirements; (c) the Company’s independent registered public accounting firm’s qualifications and independence; and (d) the performance of the Company’s independent registered public accounting firm and the Company’s internal audit function. The Audit Committee is also responsible for appointing the Company’s independent registered public accounting firm and approving the terms of the registered public accounting firm’s services. The Audit Committee operates pursuant to a charter, which is available on our website, www.newseniorinv.com. You may also obtain the charter by writing the Company at 55 West 46th Street, Suite 2204, New York, New York 10036, Attention: Investor Relations.

The Board of Directors has determined that Mr. McFarland qualifies as an “Audit Committee Financial Expert” as defined by the rules of the SEC. The Board of Directors has also determined that Mr. McFarland’s simultaneous service on the audit committees of Brookfield Investment Funds, Inc., New America High Income Fund, Inc. and Drive Shack Inc. would not impair his ability to effectively serve on our Audit Committee. As noted above, our Board of Directors has determined that Mr. McFarland is independent under NYSE and SEC standards.

The Company’s risk management is overseen by the Chief Executive Officer, who receives reports directly from other officers and individuals who perform services for the Company. Material risks are identified and prioritized by management, and material risks are periodically discussed with the Board of Directors. The Board of Directors regularly reviews information regarding the Company’s credit, liquidity and operations, including risks and contingencies associated with each area. In addition to the formal compliance program, the Board of Directors encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations.

Compensation Committee. The members of the Compensation Committee are Messrs. Colbert (Chairman), McFarland and Savage and Ms. van der Hoof Holstein, each of whom has been determined by our Board of Directors to be independent in accordance with the NYSE rules. The Compensation Committee is responsible for administering and approving the grant of awards under any incentive compensation plan, including any equity-based plan, of the Company and making recommendations to the Board of Directors regarding director compensation. The charter of the Compensation Committee is available on our website, at www.newseniorinv.com. You may also obtain the charter by writing the Company at 55 West 46th Street, Suite 2204, New York, New York 10036, Attention: Investor Relations. Pursuant to the terms of our Management Agreement, the Company does not pay any compensation to its executive officers. Each member of the Compensation Committee is a “non-employee director,” as defined under Rule 16b-3 under the Exchange Act, and an independent director under the NYSE listing standards.

Nominating and Corporate Governance Committee. Our Board of Directors has a standing Nominating and Corporate Governance Committee composed entirely of independent directors. The current members of the Nominating and Corporate Governance Committee are Messrs. Colbert, Malone (Chairman) and Savage and Ms. van der Hoof Holstein, each of whom has been determined by our Board of Directors to be an independent director in accordance with the NYSE rules. The functions of the Nominating and Corporate Governance Committee include, without limitation, the following: (a) recommending to the board individuals qualified to serve as directors of the Company and on committees of the board; (b) advising the board with respect to board composition, procedures and committees; (c) advising the board with respect to the corporate governance principles applicable to the Company; (d) overseeing and reviewing potential transactions, as directed by the board, under the Company’s Policy and Procedures with Respect to Related Person Transactions; and

(e) overseeing the evaluation of the board. The charter of the Nominating and Corporate Governance Committee is available on our website, at www.newseniorinv.com. You may also obtain the charter by writing the Company at 55 West 46th Street, New York, New York 10036, Attention: Investor Relations.

The Nominating and Corporate Governance Committee assists in identifying, recruiting and, if appropriate, interviewing candidates to fill positions on the Board, including persons suggested by stockholders or others. The Committee may, if it deems appropriate, establish procedures to be followed by stockholders in submitting recommendations for board candidates. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Directors and the qualifications of the candidate and may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

The Company’s Bylaws provide certain procedures that a stockholder must follow to nominate persons for election to the Board of Directors. Nominations for director at an annual stockholder meeting must be submitted in writing to the Company’s Secretary at New Senior Investment Group Inc., 55 West 46th Street, Suite 2204, New York, New York 10036. The Secretary must receive the notice of a stockholder’s intention to introduce a nomination at an annual stockholders’ meeting (together with certain required information set forth in the Company’s Bylaws) within the time frames set forth below under “Advance Notice for Stockholder Nominations and proposals for 2020 Annual Meeting.”

The Nominating and Corporate Governance Committee believes that the qualifications for serving as a director of the Company are, taking into account the following attributes and criteria of candidates: experience, skills, expertise, diversity, personal and professional integrity, business judgment, time availability in light of other commitments, dedication, potential conflicts of interest and such other relevant factors that the Committee considers appropriate to enhance the board’s ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of committees of the board to fulfill their duties and/or to satisfy any requirements imposed by applicable law, regulation or NYSE listing requirements.

In addition to considering a director-candidate’s background and accomplishments, the process for identifying and evaluating all nominees includes a review of the current composition of the Board of Directors and the evolving needs of our business. The Nominating and Corporate Governance Committee will identify potential nominees by asking current directors and executive officers to notify the Committee if they become aware of suitable candidates. The Nominating and Corporate Governance Committee also may, from time to time, engage firms that specialize in identifying director candidates. As described above, the Committee will also consider candidates recommended by stockholders. Our evaluation of nominees does not necessarily vary depending on whether or not the nominee was nominated by a stockholder. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. We do not have a formal policy with regard to the consideration of diversity in identifying director-nominees, but the Nominating and Corporate Governance Committee strives to nominate individuals with a variety of complementary skills. The Nominating and Corporate Governance Committee assesses its achievement of diversity through the review of the Board’s composition as part of the Board’s annual self-assessment process.

Stockholder Communications with Directors

The Company provides the opportunity for stockholders and interested parties to communicate with our directors. You can contact our Board of Directors to provide comments, to report concerns, or to ask a question, at the following address:

New Senior Investment Group Inc.

Secretary

55 West 46th Street, Suite 2204

New York, New York 10036

Stockholders may contact the non-management directors (including the director who presides over the executive sessions of non-management directors, or the non-management directors as a group, or any committee as a group) at the address above or at the following email address: ir@newseniorinv.com.

All communications received that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board of Directors or any group or committee of directors, sufficient copies of the contents will be made for each director who is a member of the group or committee to which the envelope or e-mail is addressed. Concerns relating to accounting, internal controls or auditing matters are brought to the attention of the Chairman of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

REPORT OF THE AUDIT COMMITTEE

In accordance with and to the extent permitted by the rules of the SEC, the information contained in the following Report of the Audit Committee shall not be incorporated by reference into any of the Company’s future filings made under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be “soliciting material” or to be “filed” under the Exchange Act or the Securities Act of 1933, as amended.

The Audit Committee operates under a written charter approved by the Board of Directors, consistent with the corporate governance rules issued by the SEC and the NYSE. The Audit Committee’s charter is available on the Company’s website at www.newseniorinv.com. The members of the Audit Committee hold executive sessions during the course of the year.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. It is not the duty of the Audit Committee to prepare the Company’s financial statements, to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate in accordance with generally accepted accounting principles. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles.

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the Company’s internal control over financial reporting, including a review of management’s and the independent registered public accounting firm’s assessments of and reports on the effectiveness of internal control over financial reporting and any significant deficiencies or material weaknesses.

The Audit Committee has reviewed and discussed with management the audited financial statements in the annual report to stockholders.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard 1301, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”), other standards of the PCAOB, rules of the SEC and other applicable regulations, including the auditor’s judgment as to the quality, not just the acceptability, of the accounting principles, the consistency of their application and the clarity and completeness of the audited financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable PCAOB requirements and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors agreed) that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2018, for filing with the SEC. The Audit Committee and the Board of Directors also have recommended, subject to stockholder approval, the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2019.

The Audit Committee

Stuart A. McFarland, Chairman

Virgis W. Colbert

Michael D. Malone

Executive Sessions of Non-Management Directors

Executive sessions of the non-management directors occur during the course of the year. “Non-management directors” include all directors who are not officers or employees of the Company. The non-management director presiding at those sessions may rotate from meeting to meeting among the chair of each of the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee, to the extent the director is present at the executive session.

EXECUTIVE OFFICERS

The following table shows the names and ages of our executive officers and the positions held by each individual. A description of the business experience of each for at least the past five years follows the table.

Name	Age	Position
Susan Givens	42	Chief Executive Officer
David Smith	38	Executive Vice President, Chief Financial Officer
Bhairav Patel	40	Executive Vice President of Finance and Accounting

Susan Givens is the Chief Executive Officer and serves on our Board of Directors. For information regarding Ms. Givens, see “Information Concerning Our Directors, Including the Director Nominees” above.

David Smith is the Executive Vice President and Chief Financial Officer since January 2019. Mr. Smith brings 15 years of REIT experience to the Company. Prior to his appointment as Chief Financial Officer, Mr. Smith served as a Managing Director in the Private Equity Group of Fortress, where he led capital markets and investor relations activities for the Company. Prior to joining Fortress, Mr. Smith held various finance, capital markets and investor relations roles at Ventas (NYSE: VTR) and Omega Healthcare Investors (NYSE: OHI), and began his career in the real estate investment banking group at A.G. Edwards. Mr. Smith received a B.S. degree with honors in Finance from the University of Wisconsin - La Crosse.

Bhairav Patel is the Executive Vice President of Finance and Accounting since January 2019. Mr. Patel previously served as a Managing Director in Fortress’s Private Equity group. Mr. Patel joined Fortress in 2007 and has served in various capacities within the corporate accounting and finance divisions, including as head of Fortress’s financial planning & analysis group. Prior to joining Fortress in 2007, Mr. Patel served as an accounting manager at GSC Group, a credit-based alternative investment manager. Mr. Patel received a Bachelor’s degree and Master’s degree in Commerce from the University of Mumbai, and is a Certified Public Accountant.

EXECUTIVE AND MANAGER COMPENSATION

Compensation Discussion and Analysis

Introduction

Until January 1, 2019, each individual who served as one of our officers was an employee of our former manager or an affiliate of our former manager. Each of these officers was compensated by our former manager (or the applicable affiliate) and did not receive any compensation directly from us. We did not reimburse our former manager or any of its affiliates for the compensation of any of these officers and did not make any decisions regarding their compensation. For a description of our former manager’s compensation, please refer to the section entitled “Certain Relationships and Related Transactions—Transactions with Related Persons—Management Agreement with Fortress.”

In accordance with the Management Agreement, the individuals who served as our officers prior to January 1, 2019 devoted such portion of their time to our affairs as was required for the performance of the duties of our former manager under the Management Agreement. As a result, certain of the individuals who served as our officers prior to January 1, 2019 from time to time were exclusively dedicated to performing services to us and thus not did not provide any other significant services to our former manager, while other of those officers were not exclusively dedicated to us and performed services for our former manager that were unrelated to our affairs.

Our Chief Executive Officer, Susan Givens, devoted a substantial portion of her time to the Company in 2018, although she did not exclusively provide services to us in 2018. Since our former manager compensated Ms. Givens with respect to 2018 based on the overall value of the various services that she performed for our former manager, our former manager was not able to segregate and identify any portion of the compensation awarded to her as relating solely to service performed for us. Accordingly, we have not included any information relating to the compensation paid to Ms. Givens by our former manager in or in respect of 2018 in the “Summary Compensation Table”, below. Nevertheless, to the extent that Ms. Givens was awarded options relating to shares of our Common Stock as part of her overall compensation with respect to 2018 or prior years, we have disclosed those holdings under the “Outstanding Option Awards as of December 31, 2018” table, below.

In 2018, Bhairav Patel, who served as our Interim Chief Financial Officer, Treasurer, and Chief Accounting Officer throughout 2018, was exclusively dedicated to providing services to us. Accordingly, our former manager has determined that the entire amount of the compensation that it paid to Mr. Patel in or in respect of 2018 was for services that he performed for us and we have therefore reported that compensation in the “Summary Compensation Table”, below.

Compensation for 2018

All of the decisions regarding Mr. Patel’s compensation are made by our former manager and neither the Company, our Board of Directors nor Mr. Patel have any role in determining any aspect of his compensation with our former manager. Our former manager used the following compensation elements in 2018 as tools to reward and retain Mr. Patel:

•	Base Salary — Our former manager paid Mr. Patel a base salary of $200,000 in 2018 to assist him with paying basic living expenses during the calendar year;

•	Bonus — Our former manager paid Mr. Patel a discretionary bonus of $675,000 in early 2019 based on its subjective review of his performance in 2018; and

•

Other Compensation — Our former manager also provided Mr. Patel with 401(k) matching contributions and company-paid life insurance premiums, which our former manager believed were reasonable, competitive and consistent with its overall executive compensation objectives to reward and retain its executives.

Additional Details on Executive Compensation

Summary Compensation Table

The following table provides additional information regarding the compensation earned by Bhairav Patel in respect of 2018, which in each case was determined and paid by our former manager. Mr. Patel served as our Interim Chief Financial Officer, Treasurer, and Chief Accounting Officer throughout 2018 and was appointed as our Executive Vice President of Finance and Accounting in January 2019.

As described in more detail above, our former manager was not able to segregate and identify any portion of the compensation earned by our Chief Executive Officer, Susan Givens, in respect of 2018 as relating solely to services performed for us, and therefore this Summary Compensation Table does not include any compensation for Ms. Givens.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)(1)	Total ($)
Bhairav Patel	2018	200,000	675,000	—	8,790	883,790
Interim Chief Financial Officer, Treasurer, and Chief Accounting Officer	2017	200,000	675,000	—	8,490	883,490

(1)	The amount in this column with respect to 2018 consists of (i) $8,250 of 401(k) matching contributions made by the Manager and (ii) $540 of life insurance premiums paid by our former manager.

Outstanding Option Awards as of December 31, 2018

Ms. Givens was granted an option by our former manager relating to a total of 402,282 shares of our common stock in January 2016, which has an exercise price of $10.76 per share. The option expired by its terms without being exercised on December 31, 2018. None of our other officers held any options or other equity awards relating to shares of our common stock as of December 31, 2018.

Potential Payments Upon Change-in-Control or Termination

Potential Payments to Mr. Patel

Mr. Patel was not entitled to any cash severance payments upon a termination of his employment with our former manager and its affiliates occurring on December 31, 2018, regardless of whether such termination occurred prior to or following a change of control of the Company or Fortress Investment Group LLC.

Treatment of Manager Options

All options granted to our former manager will become fully vested and exercisable upon a “change of control” (as defined in the New Senior Nonqualified Stock Option and Incentive Award Plan). The option awards held by our former manager as of December 31, 2018 that would have been accelerated had a change of control occurred on December 31, 2018 had an intrinsic value of $900,000 (based on a price per share of our common stock of $4.12 on December 31, 2018).

Risk Management

Our officers receive compensation from our Manager based on their services both to us and to other entities, making their compensation unlikely to directly promote unreasonable risk-taking in the management of our business. Additionally, we grant options to our Manager in connection with our equity offerings to align our Manager’s interests with the interests of our stockholders while avoiding an emphasis purely on equity compensation. Based on the assessment of these factors, we concluded that we have a balanced compensation program that does not promote excessive risk taking.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the 2018 Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the Company’s management.

Based on this review and their discussions, the Compensation Committee has recommended to the Board of Directors that the 2018 Compensation Discussion and Analysis be included in the Proxy Statement for the 2019 Annual Meeting of Stockholders to be filed with the SEC.

The Compensation Committee

Virgis W. Colbert, Chairman

Stuart A. McFarland

Cassia van der Hoof Holstein

Robert Savage

Compensation Committee Interlocks and Insider Participation

None.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Listed in the following table is certain information with respect to the beneficial ownership of shares of our Common Stock as of April 15, 2019 by each person known by us to be the beneficial owner of more than five percent of our Common Stock, and by each of our directors, director nominees and executive officers, both individually and as a group.

For purposes of this Proxy Statement, a “beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(i)	voting power, which includes the power to vote, or to direct the voting of, shares of our Common Stock; and/or

(ii)	investment power, which includes the power to dispose of, or to direct the disposition of, shares of our Common Stock.

A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security at any time within 60 days.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class(2)
The Vanguard Group(3)	9,345,851	11.4%
Blackrock, Inc.(4)	6,213,623	7.6%
Renaissance Technologies LLC(5)	5,513,825	6.7%
Virgis W. Colbert(6)	21,553	*
Michael D. Malone(6)	7,234	*
Stuart A. McFarland(6)	11,454	*
David H. Milner(6)	5,000	*
Robert Savage(6)	78,420	*
Cassia van der Hoof Holstein(6)	12,023	*
Susan Givens(6)	15,846	*
David Smith	3,212	*
Bhairav Patel	0	*
All directors, nominees and executive officers as a group (9 persons)(6)	124,742	*

*	Denotes less than 1%.
(1)	The address of all officers and directors listed above are in the care of New Senior Investment Group Inc., 55 West 46th Street, New York, New York 10036.
(2)	Percentages shown assume the exercise by such persons of all options to acquire shares of our Common Stock that are exercisable within 60 days of April 15, 2019, and no exercise by any other person.
(3)

Sole voting power in respect of 75,827 shares; shared voting power in respect of 37,834 shares; sole dispositive power in respect of 9,240,359 shares; and shared dispositive power in respect of 105,492 shares, as stated in a Schedule 13G/A filed with the SEC on January 10, 2019. The Vanguard Group’s address is 100 Vanguard Blvd., Malvern, PA 19355.

(4)

Sole voting power in respect of 5,966,818 shares; and sole dispositive power in respect of 6,213,623 shares, as stated in a Schedule 13G/A filed with the SEC on February 6, 2019. BlackRock, Inc.’s address is 55 East 52nd Street, New York, NY 10055.

(5)

Sole voting and dispositive power in respect of 5,460,838 shares; and shared dispositive power in respect of 52,987 shares, as stated in a Schedule 13G filed with the SEC on February 12, 2019. Renaissance Technologies LLC’s address is 800 Third Avenue, New York, NY 10022.

(6)

Includes with respect to each of these individuals the following number of shares issuable upon the exercise of options that are currently exercisable or exercisable within 60 days of April 15, 2019: Givens—0; Smith—0; Colbert—5,000; Malone—5,000; McFarland—5,000; Milner—5,000; van der Hoof Holstein—5,000; and Savage—5,000.

Section 16(a) of Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors, executive officers and persons beneficially owning more than ten percent of a registered class of a company’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the SEC. To our knowledge, based solely on review of the copies of such reports furnished to us during the year ended December 31, 2018, all reports required to be filed by our directors, executive officers and greater-than-ten-percent owners were timely filed in compliance with the Section 16(a) filing requirements. However, for each of Ms. Givens, Mr. Patel and Mr. Smith, a Form 4 reporting two transactions was filed late on February 1, 2019, and Mr. Smith’s Form 3 was filed late on February 14, 2019.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review of Transactions with Related Persons

SEC rules define “transactions with related persons” to include any transaction in which the Company is a participant, the amount involved exceeds $120,000, and in which any “related person,” including any officer, director, nominee for director or beneficial holder of more than 5% of any class of our voting securities or an immediate family member of any of the foregoing, has a direct or indirect material interest. The Company has adopted a written policy, Policies and Procedures with Respect to Related Person Transactions, that outlines procedures for approving transactions with related persons, and the independent directors review and approve and ratify such transactions pursuant to the procedures outlined in this policy. In determining whether to approve or ratify a transaction with a related person, the independent directors will consider a variety of factors they deem relevant, such as: the terms of the transaction; the terms of available to unrelated third parties; the benefits to the Company; and the availability of other sources for comparable assets, products or services. The policy included standing pre-approvals for specified categories of transactions, including property management agreements with market terms that relate to a property acquired for less than $50 million; investments in securities offerings; and participation in other investment opportunities generally made available to our Manager’s employees. The policy included standing pre-approvals for specified categories of transactions, including investments in securities offerings and participation in other investment opportunities generally made available to our senior employees.

Management Agreement

In connection with the spin-off from Drive Shack, we entered into a Management Agreement with our former manager, pursuant to which our former manager provided a management team and other professionals who were responsible for implementing our business strategy, subject to the supervision of our Board of Directors. Our former manager was responsible for, among other things, (i) setting investment criteria in accordance with broad investment guidelines adopted by our Board of Directors, (ii) sourcing, analyzing and executing acquisitions, (iii) providing financial and accounting management services and (iv) performing other duties as specified in the Management Agreement. The former Chairman of our Board of Directors, Mr. Edens, also serves as principal, Co-Chief Executive Officers and a member of the Board of Directors of Fortress and as an officer of our former manager.

We paid a management fee equal to 1.5% per annum of our gross equity (as defined in the Management Agreement), which was calculated and payable monthly in arrears in cash. Gross equity is generally the equity invested by Drive Shack (including cash contributed to the Company) as of the completion of the spin-off from Drive Shack, plus the aggregate offering price from stock offerings, plus certain capital contributions to subsidiaries, less capital distributions (calculated without regard to depreciation and amortization) and repurchases of common stock.

We paid or reimbursed our former manager for performing certain legal, accounting, due diligence and asset management tasks and other services that outside professionals or outside consultants otherwise would perform, provided that such costs and reimbursements are no greater than those which would be paid to outside professionals or consultants on an arm’s-length basis.

Our former manager was entitled to receive annual incentive compensation, paid quarterly, in an amount equal to the product of (A) 25% of the dollar amount by which (1)(a) funds from operations before the incentive compensation per share of common stock, plus (b) gains (or losses) from sales of property per share of common stock, plus (c) internal and third party acquisition-related expenses, plus (d) unconsummated transaction expenses, and plus (e) other non-routine items, exceed (2) an amount equal to (a) the weighted average value per share of the equity invested by Drive Shack in the assets of the Company (including cash contributed to the Company) as of the distribution date and the price per share of our common stock in any offerings by us (adjusted for prior capital dividends or capital distributions, which is calculated without regard to depreciation and amortization) multiplied by (b) a simple interest rate of 10% per annum, multiplied by (B) the weighted average number of shares of common stock.

Our former manager was also entitled to receive, upon the successful completion of an equity offering, options with respect to 10% of the number of shares sold in the offering with an exercise price equal to the price paid by the purchaser in the offering. Our former manager did not receive any options during 2018.

Our Management Agreement had an initial ten-year term and would have been automatically renewed for one-year terms thereafter unless terminated either by us or our former manager. Our former manager was entitled to receive a termination fee from us under certain circumstances.

Termination and Cooperation Agreement

On November 19, 2018, we entered into a Termination and Cooperation Agreement (the “Termination and Cooperation Agreement”) with our former manager. Under the Termination and Cooperation Agreement, the Management Agreement was terminated on December 31, 2018, except that certain indemnification and other obligations survive the termination. In connection with the termination of the Management Agreement, we (i) made a one-time cash payment of $10 million to the former manager and (ii) issued to the former manager 400,000 shares of our newly created Series A Cumulative Perpetual Preferred Stock (the “Series A Preferred Stock”) (as described below). As described in the Termination and Cooperation Agreement, we extended offers of employment to certain employees of our former manager or its affiliates who provided services to the Company. Our former manager agreed to be solely responsible for the payment of all compensation payable to such employees with respect to the period prior to the effective time of the internalization, whether payable prior to or following the effective time of the internalization, including any discretionary cash bonus payment payable in respect of the 2018 calendar year, subject to the former manager’s right to be reimbursed by the Company for such compensation payments to the extent reimbursable pursuant to the Management Agreement. For a further description of the Termination and Cooperation Agreement, please see the Company’s Current Reports on Form 8-K filed on November 20, 2018 and January 3, 2019.

Transition Services Agreement

In addition, on December 31, 2018, we entered into a Transition Services Agreement with our former manager (the “Transition Services Agreement”). Under the Transition Services Agreement, our former manager is required to continue to provide the Company with certain services (the “Services”) for a transition period. The Services are primarily information technology, tax, accounting and legal services. The Services are provided for a fee intended to be equal to our former manager’s cost of providing the Services, including the allocated cost of, among other things, overhead, employee wages and compensation and actually incurred out-of-pocket expenses. We may elect to terminate any individual Service with at least thirty (30) days prior notice.

The Transition Services Agreement will terminate on the latest date on which any Service is to be provided as set forth in the Transition Services Agreement, unless terminated earlier (i) by mutual agreement of the parties, (ii) by either our former manager or the Company in the event of a material breach by the non-terminating party that is not cured within thirty (30) days following written notification thereof, or (iii) by our former manager if the Company fails to pay any sum overdue and payable for a period of at least thirty (30) days. For a further description of the Transition Services Agreement, please see the Company’s Current Reports on Form 8-K filed on November 20, 2018 and January 3, 2019.

Certificate of Designation

Pursuant to the Termination and Cooperation Agreement, we have issued 400,000 shares of Series A Preferred Stock to our former manager. On December 31, 2018, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designation (the “Certificate of Designation”) setting forth the rights, powers, and preferences of the Series A Preferred Stock.

Holders of the Series A Preferred Stock are entitled to cumulative cash dividends at a rate per annum of 6.00% on the liquidation preference amount of such shares of Series A Preferred Stock plus all accumulated and unpaid dividends. Dividends shall be payable quarterly in arrears on the fifteenth day of January, April, July and October of each year, provided that if the declaration and payment of such dividends is not permitted under applicable law or in the case of certain other limited exceptions, such dividends shall not be required to be declared and paid on such date and shall instead be declared and paid on the first succeeding payment date on which the Company is not so restricted.

Subject to certain exceptions, no dividend or other distribution may be declared, made or paid or set apart for payment upon any class or series of capital stock of the Company ranking junior to, or on parity with, the Series A Preferred Stock, and no such class or series of capital stock may be redeemed, purchased or otherwise acquired for any consideration by the Company unless all accumulated and unpaid dividends have been, or contemporaneously are, declared and paid, or are declared and a sum of cash sufficient for payment thereof is set apart for such payment, on all outstanding shares of Series A Preferred Stock and any class or series of capital stock of the Company on parity with the Series A Preferred Stock.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the holders of shares of Series A Preferred Stock will receive out of the assets of the Company legally available for distribution to its stockholders before any payment is made to the holders of any series of preferred stock ranking junior to the Series A Preferred Stock or to any holder of the Company’s common stock but subject to the rights of any class or series of securities ranking senior to or on parity with the Series A Preferred Stock, a payment per share equal to $100 plus any accumulated and unpaid dividends.

The Company may elect to redeem, at any time, all but not less than all of the shares of Series A Preferred Stock for cash at a price equal to the liquidation preference amount of the Series A Preferred Stock plus all accumulated and unpaid dividends thereon (the “Redemption Price”). On or after December 31, 2020, the holders of a majority of the then outstanding shares of Series A Preferred Stock will have the right to require the Company to redeem up to 50% of the outstanding shares of Series A Preferred Stock, and on or after December 31, 2021, the holders of a majority of the then outstanding shares of Series A Preferred Stock will have the right to require the Company to redeem all or any portion of the outstanding shares of Series A Preferred Stock, in each case, for cash at the Redemption Price.

Upon the occurrence of a Change of Control (as defined in the Certificate of Designation), the Series A Preferred Stock is required to be redeemed in whole at the Redemption Price.

Subject to certain exceptions, the holders of Series A Preferred Stock have no voting rights. However, as long as any shares of Series A Preferred Stock remain outstanding, the Certificate of Designation provides that the Company shall not, without the affirmative vote or consent of holders of a majority of the then outstanding shares of Series A Preferred Stock, (i) alter or amend the Certificate of Designation, (ii) alter or amend the Certificate of Incorporation so as to adversely affect the powers, preferences, privileges or rights of the Series A Preferred Stock, (iii) authorize, create, issue or increase the authorized amount of the Series A Preferred Stock or any class or series of capital stock of the Company ranking senior to, or on parity with, the Series A Preferred Stock, or authorize, create, issue or increase the authorized amount of any obligation or security convertible into or evidencing the right to purchase Series A Preferred Stock or any class or series of capital stock of the Company ranking senior to, or on parity with, the Series A Preferred Stock, (iv) classify or reclassify any authorized capital stock of the Company into any class or series of capital stock of the Company ranking senior to, or on parity with, the Series A Preferred Stock, or classify or reclassify any obligation or security convertible into or evidencing the right to purchase any capital stock of the Company ranking senior to the Series A Preferred Stock or (v) subject to certain specified exceptions, enter into any contractual arrangements by the Company that by their terms prohibit or restrict the payment of dividends by the Company with respect to the Series A Preferred Stock.

The Certificate of Incorporation generally prevents stockholders from owning more than 9.8% (in value or in number of shares) of the aggregate outstanding shares of the Company’s capital stock. The Board (or a duly authorized committee of the Board) has the authority to grant an exemption to this ownership limitation. In connection with permitting our former manager to own the Series A Preferred Stock, the Special Committee (as defined below) has granted our former manager and Fortress Operating Entity I LP (“FOE I”) a limited exemption from the aggregate stock ownership limit pursuant to Article Eleventh of the Certificate of Incorporation that permits our former manager and FOE I to collectively own up to 15% (in value or in number of shares) of the aggregate outstanding shares of the Company’s capital stock. For a further description of the Series A Preferred Stock and the Certificate of Designation, please see the Company’s Current Reports on Form 8-K filed on November 20, 2018 and January 3, 2019.

Below is a summary of the fees and other amounts earned by our former manager in connection with services performed for us during fiscal year 2018 (in thousands):

2018
Management Fee(1)	$14,814
Expense Reimbursements(2)	$7,492
Incentive Compensation(3)	$0
Termination Payment(4)	$50,000

(1)

We paid our former manager an annual management fee equal to 1.5% of our gross equity, as defined in our Management Agreement. Our former manager uses the proceeds from its management fee in part to pay compensation to its officers and employees who, notwithstanding that certain of them also are our officers, prior to the internalization received no cash compensation directly from us.

(2)

The Management Agreement provided that we would reimburse our former manager or its affiliates for various expenses incurred by our former manager or its officers, employees, consultants and agents on our behalf, including costs of legal, accounting, tax, auditing, underwriting, asset management, administrative and other similar services rendered for us by providers retained by our former manager or, if provided by our former manager’s employees, in amounts which are no greater than those which would be payable to outside professionals or consultants engaged to perform such services pursuant to agreements negotiated on an arm’s-length basis; certain of such services were provided by our former manager. We also paid all of our operating expenses, except those specifically required to be borne by our former manager under the Management Agreement. Our former manager was responsible for all costs incident to the performance of its duties under the Management Agreement, including compensation of our former manager’s employees, rent for facilities and other “overhead” expenses. The expenses required to be paid by us included, but were not limited to, issuance and transaction costs incident to the acquisition, disposition and financing of our investments, legal and auditing fees and expenses, the compensation and expenses of our independent directors, the costs associated with the establishment and maintenance of any credit facilities and other indebtedness of ours (including commitment fees, legal fees, closing costs, etc.), expenses associated with other securities offerings of ours, the costs of printing and mailing proxies and reports to our stockholders, costs incurred by employees of our former manager for travel on our behalf, costs associated with any computer software or hardware that was used solely for us, costs to obtain liability insurance to indemnify our directors and officers, the compensation and expenses of our transfer agent and fees payable to the NYSE.
(3)

Our former manager was entitled to receive the Incentive Compensation pursuant to the terms of the Management Agreement with us. The purpose of the Incentive Compensation was to provide an additional incentive for our former manager to achieve targeted levels of funds from operations (including gains and losses) and to increase our stockholder value. Our Board of Directors was permitted to request that our former manager accept all or a portion of its Incentive Compensation in shares of our common stock, and our former manager was permitted to elect, in its discretion, to accept such payment in the form of shares, subject to limitations that may be imposed by the rules of the NYSE or otherwise.

(4)	In connection with the termination of the Management Agreement, we made a one-time cash payment of $10 million and issued 400,000 shares of Series A Preferred Stock to our former manager.

Property Management Agreements

Of our total portfolio of 133 properties, 132 properties are operated pursuant to property management agreements between us and a property manager. Under the property management agreements, the property manager is responsible for the day-to-day operations of our properties and is entitled to a management fee and travel reimbursement costs in accordance with the terms of the property management agreements.

We are generally responsible for the operating costs of our managed properties, including repairs, maintenance, capital expenditures, utilities, taxes, insurance and the payroll expense of property-level employees. The payroll expense is structured as a reimbursement to the property manager, who is the employer of record in order for us to comply with REIT requirements. We are entitled to certain reimbursements from the property manager in accordance with the terms of the property management agreements.

Of our 132 managed properties, 99 properties are managed by Holiday Retirement (“Holiday”), which is a portfolio company that is majority owned by private equity funds managed by our former manager, and includes the 51 properties that were previously in our Triple Net Lease segment until we entered into a lease termination agreement to terminate our triple net leases with affiliates of Holiday, effective on May 9, 2018. The remaining 19 properties are managed by FHC Property Management LLC (together with its subsidiaries, “Blue Harbor”), which is owned by an affiliate of our former manager. Our property management agreements with Holiday and Blue Harbor have either five- or ten-year initial terms, with automatic one-year renewal terms (subject to termination rights). For assisted living/memory care (“AL/MC”) properties managed by Blue Harbor and Holiday, we pay management fees equal to 6% of effective gross income for the first two years and 7% thereafter. For independent living (“IL”) properties managed by Blue Harbor and Holiday, we pay management fees equal to 5% of effective gross income. For certain property management agreements, Holiday is eligible for an incentive fee based on the properties’ operating performance.

During the year ended December 31, 2018, we made the following payments in accordance with the applicable property management agreements: paid property management fees of $14.3 million and $6.4 million to Holiday and Blue Harbor, respectively; reimbursed property-level payroll expense of $65.9 million and $35.6 million to Holiday and Blue Harbor, respectively; and reimbursed travel expenses of $36,000 and $111,000 to Holiday and Blue Harbor, respectively.

Separation and Distribution Agreement with Drive Shack

On October 16, 2014, we entered into a Separation and Distribution Agreement with Drive Shack to effect our separation from Drive Shack and to govern the relationship between us and Drive Shack subsequent to the completion of the separation. Our separation from Drive Shack was completed on November 6, 2014. The following is a description of the material provisions that survive our separation and remain in effect during and since the beginning of our last fiscal year. For purposes of the Separation and Distribution Agreement: (i) the “New Senior Investment Group” means New Senior Investment Group and its subsidiaries and (ii) the “Drive Shack Group” means Drive Shack and its subsidiaries other than New Senior Investment Group and the New Senior Investment Group subsidiaries.

Releases and Indemnification. Subject to certain exceptions, including with respect to liabilities assumed by, or allocated to, us or Drive Shack, the Separation and Distribution Agreement provided that we and Drive Shack generally agreed to release each other from all liabilities existing or arising from acts or events prior to or on the distribution date.

In addition, except as otherwise provided for in other documents related to the separation, we are required to indemnify Drive Shack and its affiliates and representatives against losses arising from:

(a)	any liabilities relating to our initial portfolio of assets, which included all of Drive Shack’s IL and AL/MC senior housing properties (the “Initial Portfolio”);

(b)

any liabilities arising out of claims by our directors, officers and affiliates arising after the separation against either Drive Shack or us to the extent they relate to our Initial Portfolio as of the date of the Separation and Distribution Agreement;

(c)

any other potential liabilities related to (A) recent Drive Shack equity offerings in certain specified percentages; (B) Drive Shack’s Exchange Act reports relating to disclosures about our Initial Portfolio; and (C) indemnification obligations under the Management Agreement with respect to Initial Portfolio;

(d)

any failure by any member of the New Senior Investment Group or any other person to pay, perform or otherwise promptly discharge any liability listed under (a)-(c) above in accordance with their respective terms, whether prior to, at or after the time of separation;

(e)

any breach by any member of the New Senior Investment Group of any provision of the Separation and Distribution Agreement and any agreements ancillary thereto (if any), subject to any limitations of liability provisions and other provisions applicable to any such breach set forth therein; and

(f)

any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to all information contained in our registration statement on Form 10, including the information statement exhibited thereto, other than information that relates solely to any assets owned, directly or indirectly by Drive Shack, excluding the assets that comprise our Initial Portfolio.

Drive Shack agreed to indemnify us and our affiliates and representatives against losses arising from:

(a)

any liability related to Drive Shack’s junior subordinated notes due 2035 issued pursuant to the Junior Subordinated Indenture, dated April 30, 2009, between Drive Shack and The Bank of New York Mellon Trust Company, National Association;

(b)	any other liability of Drive Shack or its subsidiaries (excluding any liabilities related to New Senior Investment Group);

(c)

any failure of any member of the Drive Shack Group or any other person to pay, perform or otherwise promptly discharge any liability listed under (a) and (b) above in accordance with their respective terms, whether prior to, at or after the time of separation;

(d)

any breach by any member of the Drive Shack Group of any provision of the Separation and Distribution Agreement and any agreements ancillary thereto (if any), subject to any limitations of liability provisions and other provisions applicable to any such breach set forth therein; and

(e)

any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to all information contained in the Information Statement or the registration statement of which this Information Statement is a part that relates solely to any assets owned, directly or indirectly by Drive Shack, other than our Initial Portfolio.

Indemnification obligations shall generally be net of any insurance proceeds actually received by the indemnified person. The Separation and Distribution Agreement provides that we and Drive Shack will waive any right to special, indirect, punitive, exemplary, remote, speculative or similar damages in excess of compensatory damages, provided that any such liabilities with respect to third party claims shall be considered direct damages. The Separation and Distribution Agreement also contains customary procedures relating to the receipt of any indemnification payments that may constitute non-qualifying REIT income.

Certain Tax-Related Covenants. If we are treated as a successor to Drive Shack under applicable U.S. federal income tax rules, and if Drive Shack failed to qualify as a REIT for a taxable year ending on or before December 31, 2015, we could be prohibited from electing to be a REIT. Accordingly, in the Separation and Distribution Agreement, Drive Shack (i) represented that it had no knowledge of any fact or circumstance that would cause us to fail to qualify as a REIT including a failure to qualify as a REIT due to Drive Shack’s failure to maintain REIT status, (ii) covenanted to use commercially reasonable efforts to cooperate with us as necessary to enable us to qualify for taxation as a REIT and receive customary legal opinions concerning REIT status, including providing information and representations to us and our tax counsel with respect to the composition of Drive Shack’s income and assets, the composition of its stockholders, and its operation as a REIT and (iii) covenanted to use its reasonable best efforts to maintain its REIT status for each of Drive Shack’s taxable years ending on or before December 31, 2015 (unless Drive Shack obtains an opinion from a nationally recognized tax counsel or a private letter ruling from the IRS to the effect that Drive Shack’s failure to maintain its REIT status will not cause us to fail to qualify as a REIT under the successor REIT rule referred to above). Additionally, in the Separation and Distribution Agreement, we covenanted to use our reasonable best efforts to qualify for taxation as a REIT for our taxable year ended December 31, 2014.

Dispute Resolution. In the event of any dispute arising out of the Separation and Distribution Agreement, the parties, each having designated a representative for such purpose, will negotiate in good faith for 30 days to resolve any disputes between the parties. If the parties are unable to resolve disputes in this manner within 30 days, the disputes will be resolved through binding arbitration.

PROPOSAL NO. 2

APPROVAL OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Proposed Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accountants, served as the independent registered public accounting firm for us and our subsidiaries for the fiscal years ended December 31, 2018 and December 31, 2017. The Audit Committee of the Board of Directors has appointed Ernst & Young LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2019, and has further directed that the selection of the independent registered public accounting firm be submitted for approval by the stockholders at the Annual Meeting.

Representatives of Ernst & Young LLP will be present in person at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

The Board of Directors recommends that you vote FOR the approval of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for fiscal year 2019.

Principal Accountant Fees and Services

In connection with the audit of the 2018 consolidated financial statements, the Company entered into an engagement letter with Ernst & Young LLP which set forth the terms by which Ernst & Young LLP has performed audit services for the Company.

The following summarized Ernst & Young LLP’s fees for professional services rendered in 2018 and 2017:

Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2018	$1,910,763	$—	$518,377	$—
2017	$1,811,190	$—	$498,780	$—

Audit Fees. Includes fees and related out-of-pocket expenses for the audit services associated with the annual audit of the consolidated financial statements of the Company, including the audit of internal control over financial reporting, and the review of the Company’s quarterly reports on Form 10-Q.

Audit-Related Fees. None.

Tax Fees. Includes fees for tax services and related out-of-pocket expenses associated with tax compliance, including the preparation, review and filing of federal, state and local income tax returns, tax due diligence, transfer pricing and related benchmarking analyses, and tax advice.

All Other Fees. None.

The Audit Committee has considered all services provided by the independent registered public accounting firm to us and concluded this involvement is compatible with maintaining the auditors’ independence. The Audit Committee is responsible for appointing the Company’s independent registered public accounting firm and approving the terms of the independent registered public accounting firm’s services. The Audit Committee has policies and procedures that require the approval of the Audit Committee of all fees paid to, and all services performed by, the Company’s independent registered public accounting firm. The Audit Committee approves the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by the firm. The fees and services provided as noted in the tables above were authorized and approved by the Audit Committee.

PROPOSAL NO. 3

APPROVAL OF AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION AND BYLAWS

TO PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS

Overview

Currently, Article FIFTH of the Company’s Certificate of Incorporation and Article III of the Company’s Bylaws provide that the Board of Directors shall be divided into three classes, with each class consisting, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board, and one class of directors being elected each year for a three-year term.

Proposed Declassification Amendments

The Board and its Nominating and Corporate Governance Committee, in their ongoing review of corporate governance matters, have considered the advantages and disadvantages of declassification as well as the advice from outside experts and advisors regarding matters of corporate governance. The Board and the Nominating and Corporate Governance Committee recognize that a classified board provides stability and continuity and may have the effect of encouraging directors to take a long-term perspective. The Board and the Nominating and Corporate Governance Committee also recognize, however, that a classified structure may reduce directors’ accountability to stockholders, since the classified board structure does not enable stockholders to express a view on each director’s performance on an annual basis. The Board and the Nominating and Corporate Governance Committee also considered the view that many institutional investors believe that the election of directors is the primary means for stockholders to influence corporate governance policies and to hold management responsible for implementing those policies, and that a majority of large U.S. public companies with classified boards have eliminated these structures in recent years in favor of annual director elections. In addition to the foregoing, the Board considered the views of the plaintiff in the derivative action, captioned Cumming v. Edens, et al., C.A. No. 13007-VCS, with respect to the Company’s classified board structure, and, in connection with reaching an agreement in principle that, if approved by the court, would result in the settlement of that action, agreed, among other things, to approve the Declassification Amendments (as defined below) and submit them to the Company’s stockholders for their approval. The settlement, however, is not conditioned upon the stockholders’ approval of the Declassification Amendments.

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has unanimously approved and declared advisable the amendments to the Certificate of Incorporation and Bylaws to provide for a phased-in declassification of the Board (collectively, the “Declassification Amendments”). The Board is submitting the Declassification Amendments to the stockholders of the Company for their approval at the Annual Meeting. The full text of the proposed Declassification Amendments is set forth in Appendix A to this Proxy Statement.

The proposed Declassification Amendments would eliminate the classification of the board over a three-year period beginning at the 2020 annual meeting of stockholders. If the Declassification Amendments are adopted by stockholders and become effective, at each annual meeting of stockholders beginning with the 2020 annual meeting, each director whose term then expires will be elected for a one-year term expiring at the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal. The Declassification Amendments will not change the terms of the current directors whose terms will not expire at the 2020 annual meeting. Those directors will continue to serve the remainder of the three-year terms for which they were elected, with such directors serving terms expiring at the 2021 and 2022 annual meetings, as applicable. The Board will be fully declassified, and all directors will be elected for a one-year term, at the 2022 annual meeting of stockholders. Until the 2022 annual meeting of stockholders, any director elected to fill a vacancy resulting from the death, resignation or removal of any director shall hold office for a term that coincides with the remaining term of the director he or she shall have replaced. In addition, under Delaware law, unless otherwise provided by the certificate of incorporation, members of a board that is classified may be removed only for cause. The Declassification Amendments would provide that once the Board is fully declassified as of the 2022 annual meeting of stockholders, directors may be removed with or without cause.

The Board of Directors believes that declassifying the Board to provide for annual elections of directors, as set forth in the proposed Declassification Amendments, is advisable and in the best interests of the Company and its stockholders. If the Declassification Amendments are approved by our stockholders, the Board would become fully declassified by, and all directors would be elected for one-year terms at, the 2022 annual meeting of stockholders. The proposed amendments to the Certificate of Incorporation would become effective upon the filing of a Certificate of Amendment with the Secretary of State of Delaware, which the Company would file promptly following the Annual Meeting if our stockholders approve the amendments. The proposed amendments to the Bylaws would become effective upon the effectiveness of the filing of the Certificate of Incorporation.

If the Declassification Amendments are not approved by our stockholders, such amendments will not be implemented, the Board’s current classified structure will continue in place, and our Certificate of Incorporation and Bylaws will continue in their current forms, subject to the amendments (if approved by stockholders) to (i) our Certificate of Incorporation and Bylaws required to give effect to Proposal No. 4, “Approval of Amendment to Our Certificate of Incorporation and Bylaws to Eliminate Provisions that are No Longer Applicable” and (ii) our Bylaws required to give effect to Proposal No. 5, “Approval of Amendment to Our Bylaws to Implement Majority Voting in Uncontested Director Elections”.

Required Vote and Recommendation of the Board of Directors

Approval and adoption of this Proposal requires the affirmative vote of at least 80% of the voting power of our issued and outstanding shares entitled to vote thereon. Any abstentions or broker non-votes will have the same effect as votes AGAINST this Proposal.

The Board of Directors unanimously recommends that the stockholders vote FOR this Proposal to amend the Certificate of Incorporation and the Bylaws to provide for the phased-in declassification of the Board.

PROPOSAL NO. 4

APPROVAL OF AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION AND BYLAWS

TO ELIMINATE PROVISIONS THAT ARE NO LONGER APPLICABLE

Overview

Currently, the Company’s Certificate of Incorporation and Bylaws contain several provisions related to the “Fortress Stockholders,” which is defined in our Certificate of Incorporation to refer to certain affiliates of Fortress Investment Group LLC, including our former manager. As a result of the Company’s internalization, effective January 1, 2019, and the termination of the Company’s Management Agreement with our former manager, the rights, privileges and protections of the Fortress Stockholders specified in our Certificate of Incorporation and Bylaws are no longer appropriate or applicable.

These provisions:

•

as a general matter, regulate, define and guide the conduct of certain affairs of the Company as they may involve the Fortress Stockholders and their affiliates and their respective officers and directors, and the powers, rights, duties and liabilities of the foregoing entities and persons in connection therewith;

•

provide that the Fortress Stockholders have the right to, and have no duty to abstain from exercising such right to, engage or invest in the same or similar business as us, do business with any of our clients, customers, vendors or lessors, or employ or otherwise engage any of our officers, directors or employees;

•

provide that if the Fortress Stockholders or any of their officers, directors or employees acquire knowledge of a potential transaction that could be a corporate opportunity, they have no duty to offer such corporate opportunity to us, our stockholders or our affiliates;

•	renounce any interest, expectation, offer or opportunity for the Company to participate in, any such corporate opportunities;

•

provide that in the event that any of our directors and officers who is also a director, officer or employee of any of the Fortress Stockholders acquires knowledge of a corporate opportunity or is offered a corporate opportunity, provided that this knowledge was not acquired solely in such person’s capacity as a director or officer of ours and such person acts in good faith, then such person is deemed to have fully satisfied such person’s fiduciary duties owed to us and is not liable to us if the Fortress Stockholders pursue or acquire the corporate opportunity or if such person did not present the corporate opportunity to us;

•

provide that the Company may from time to time enter into and perform one or more agreements (or modifications or supplements to pre-existing agreements) with the Fortress Stockholders pursuant to which the parties agree to engage in transactions of any kind or nature with each other and/or agree to compete, or to refrain from competing or to limit or restrict their competition, with each other, including to allocate and to cause their respective directors, officers and employees (including any who are directors, officers or employees of both) to allocate corporate opportunities between or to refer corporate opportunities to each other;

•	require the Company to call special meetings of stockholders upon the request of the Fortress Stockholders; and

•

permit the Board to amend, alter, change or repeal, in whole or in part, certain enumerated sections of the Bylaws that otherwise require stockholder approval to amend, alter, change or repeal, provided that the Fortress Stockholders beneficially own at least 20% of the then voting power of our issued and outstanding shares entitled to vote thereon.

Proposed Fortress Stockholder Amendments

The proposed amendments to the Certificate of Incorporation and Bylaws to eliminate the provisions related to the Fortress Stockholders (collectively, the “Fortress Stockholder Amendments”) will amend our Certificate of Incorporation and Bylaws to remove the provisions setting forth the rights, privileges and protections of the Fortress Stockholders outlined above by:

•	deleting references to the Fortress Stockholders in Article FIFTH, paragraph (j) of the Certificate of Incorporation and Section 2.3 of the Bylaws;

•	deleting Article TWELFTH of the Certificate of Incorporation, in its entirety;

•

renumbering Article THIRTEENTH and Article FOURTEENTH of the Certificate of Incorporation as Article TWELFTH and Article THIRTEENTH, respectively, and making conforming cross reference changes in the Certificate of Incorporation; and

•	deleting the proviso relating to the Fortress Stockholders in Section 11.1 of the Bylaws and the related definitions in Section 12.1 of the Bylaws.

This description of the Fortress Stockholder Amendments is only a summary of the amendments to our Certificate of Incorporation and Bylaws and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of relevant provisions of our Certificate of Incorporation and Bylaws, as proposed to be amended, a copy of which is attached to this Proxy Statement as Appendix B.

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has unanimously approved and declared advisable the Fortress Stockholder Amendments. The Board is submitting the Fortress Stockholder Amendments to the stockholders of the Company for their approval at the Annual Meeting. The full text of the proposed Fortress Stockholder Amendments is set forth in Appendix B to this Proxy Statement.

The rights, privileges and protections of the Fortress Stockholders contained in our current Certificate of Incorporation and Bylaws are no longer appropriate or applicable, as described above. The Board believes these provisions related to the Fortress Stockholders are potentially confusing to stockholders. Since the Board determined to put forth to a stockholder vote the proposed amendments to our Certificate of Incorporation described in Proposal No. 3, the Board believed that this would be an appropriate time to seek stockholder approval of amendments to eliminate provisions that are no longer appropriate or applicable. As a result, the full Board determined that it would be advisable and in the best interests of the Company and its stockholders to remove such provisions from the Certificate of Incorporation and Bylaws as set forth in the Fortress Stockholder Amendments.

If the Fortress Stockholder Amendments are not approved by our stockholders, such amendments will not be implemented, and our Certificate of Incorporation and Bylaws will continue in their current forms, subject to the amendments (if approved by stockholders) to our (i) Certificate of Incorporation and Bylaws required to give effect to Proposal No. 3, “Approval of Amendments to Our Certificate of Incorporation and Bylaws to Provide for the Annual Election of All Directors” and (ii) Bylaws required to give effect to Proposal No. 5, “Approval of Amendment to Our Bylaws to Implement Majority Voting in Uncontested Director Elections.”

Required Vote and Recommendation of the Board of Directors

Approval and adoption of this Proposal requires the affirmative vote of at least 80% of the voting power of our issued and outstanding shares entitled to vote thereon. Any abstentions or broker non-votes will have the same effect as votes AGAINST this Proposal.

The Board of Directors unanimously recommends that the stockholders vote FOR this Proposal to amend the Certificate of Incorporation and the Bylaws to eliminate provisions that are no longer applicable.

PROPOSAL NO. 5

APPROVAL OF AMENDMENT TO OUR BYLAWS TO IMPLEMENT MAJORITY VOTING IN

UNCONTESTED DIRECTOR ELECTIONS

Overview

Currently, Section 3.2 of the Company’s Bylaws provides that directors are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. Under this “plurality voting” standard, the nominees who receive the largest number of affirmative votes are elected to the Board of Directors, up to the maximum number of directors to be elected. Under a majority voting standard in uncontested director elections, in order to be elected, a majority of the votes cast must be in favor of the nominee’s election.

Proposed Bylaw Amendment

In recent years, many companies have eliminated plurality voting in uncontested elections and adopted “majority voting” bylaws or standards that provide stockholders with more influence over the outcome of uncontested director elections. At the 2018 Annual Meeting of Stockholders, our stockholders approved a stockholder proposal requesting that the Board of Directors initiate the process to adopt a majority voting standard in uncontested director elections. After careful consideration of the 2018 stockholder vote and this issue, the Board of Directors decided to further strengthen the Company’s approach to governance and, upon the recommendation of the Nominating and Corporate Governance Committee, unanimously approved, subject to stockholder approval, an amendment to the Company’s Bylaws to implement a majority voting standard in uncontested elections (the “Majority Voting Amendment”). The Majority Voting Amendment changes the voting standard applicable to the election of directors in uncontested elections from a plurality of the votes cast to a majority of the votes cast. In contested elections, directors will continue to be elected by a plurality of the votes cast. The full text of the proposed Majority Voting Amendment is set forth in Appendix C to this Proxy Statement.

The Board of Directors believes that the proposed Majority Voting Amendment providing for majority voting in uncontested director elections is in the best interests of the Company and its stockholders. If this proposal is approved, majority voting in director elections will commence at the 2020 Annual Meeting of Stockholders.

If the Majority Voting Amendment is not approved by our stockholders, such amendment will not be implemented, our plurality voting standard for uncontested elections will continue in place, and our Bylaws will continue in its current form, subject to the amendments to our Bylaws required to give effect to the amendments (if approved by stockholders) to (i) Proposal No. 3, “Approval of Amendments to Our Certificate of Incorporation and Bylaws to Provide for the Annual Election of All Directors” and (ii) Proposal No. 4, “Approval of Amendment to Our Certificate of Incorporation and Bylaws to Eliminate Provisions that are No Longer Applicable.”

The Board of Directors also has approved, subject to stockholder approval of the Majority Voting Amendment, the addition of a resignation policy to our Corporate Governance Guidelines, requiring a nominee for director to submit a written offer of resignation to the board in the event such nominee does not receive a majority of the votes cast in an uncontested election of directors. Adoption of this policy will address the continuation in office of a “holdover” director, so that an incumbent director who does not receive the requisite affirmative majority of the votes cast for his or her re-election must tender his or her resignation to the Chairman for consideration by the Nominating and Corporate Governance Committee, which will recommend to the board whether to accept the tendered resignation. The board will act on such recommendation within 90 days following the date of the stockholders’ meeting at which the election occurred.

Required Vote and Recommendation of the Board of Directors

Approval and adoption of this proposal requires the affirmative vote of at least 80% of the voting power of our issued and outstanding shares entitled to vote thereon. Any abstentions or broker non-votes will have the same effect as votes AGAINST this Proposal.

The Board of Directors unanimously recommends that the stockholders vote FOR this Proposal to amend our bylaws to implement majority voting in uncontested director elections.

ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND PROPOSALS

FOR 2020 ANNUAL MEETING

Proposals received from stockholders are given careful consideration by the Company in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the Company’s proxy statement for the 2020 annual meeting of stockholders if they are received by the Company on or before January 4, 2020. However, if the 2020 annual meeting date is advanced or delayed by more than 30 days from the anniversary of the 2019 meeting, to be timely a proposal by the stockholders must be received no later than a reasonable time before the Company begins to print and send its proxy materials for the 2020 meeting. In addition, all proposals will need to comply with Rule 14a-8, which lists the requirements for inclusion of stockholder proposals in company sponsored proxy materials. Any proposal should be directed to the attention of the Company’s Secretary at 55 West 46th Street, Suite 2204, New York, New York 10036.

In order for a stockholder proposal, including proposals regarding director nominees, submitted outside of Rule 14a-8 to be considered “timely,” the Company’s Bylaws require that such proposal must be received by the Company not less than 90 days nor more than 120 days prior to the anniversary of the date of the immediately preceding year’s annual meeting of stockholders. Accordingly, in order for a proposal relating to business to be conducted at our 2020 annual meeting of stockholders to be “timely” under the Company’s Bylaws, it must be received by the Secretary of the Company at our principal executive office no earlier than February 13, 2020 and no later than March 14, 2020. However, in the event that the 2020 annual meeting of stockholders is called for a date that is not within 30 days before or after June 12, 2020, notice by a stockholder must be received not earlier than the 120th day before the date of such meeting and not later than the close of business on the 10th day following the day on which notice of the date of such meeting was mailed or public disclosure of the date of such meeting was made, whichever first occurs. All director nominations and stockholder proposals submitted outside of Rule 14a-8 must comply with the notice requirements of our Bylaws, or they may be excluded from consideration at the annual meeting.

OTHER MATTERS

The Board of Directors knows of no other business to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.

ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC, which are available to the public on the website maintained by the SEC at www.sec.gov. In addition, our SEC filings are available, free of charge, on our website: www.newseniorinv.com. Such information will also be furnished upon written request to New Senior Investment Group Inc., 55 West 46th Street, Suite 2204, New York, New York 10036, Attention: Investor Relations.

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single annual report and proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report and proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to New Senior Investment Group Inc., 55 West 46th Street, Suite 2204, New York, New York 10036, Attention: Investor Relations or by contacting Investor Relations at (646) 822-3700, and we will deliver promptly a separate copy of the annual report and proxy statement.

Instead of receiving future copies of our proxy materials by mail, you can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save the cost of producing and mailing documents to your home or business, will give you an electronic link to the proxy voting site and also will also help preserve environmental resources.

Stockholders of Record. If you vote on the Internet at www.proxyvote.com, simply follow the prompts for enrolling in the electronic proxy delivery service.

Street Name Holders. If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive the proxy materials electronically. Please check the information provided in the proxy materials you receive from your bank or broker regarding the availability of this service.

Your election to receive proxy materials by email will remain in effect until you terminate it.

By Order of the Board of Directors,

/s/ Robert Savage
Robert Savage
Chairman of the Board

New York, New York

April 30, 2019

APPENDIX A

The proposed amendments to the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws to eliminate the classified Board structure and provide for the annual election of all directors are as follows:

Amended and Restated Certificate of Incorporation

Article FIFTH, each of paragraphs (c) through (f) would be amended to read in its entirety as follows:

(c) Prior to the 2020 annual meeting of stockholders (the “2020 Annual Meeting”), the directors elected by the stockholders generally shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. Commencing with the 2020 Annual Meeting, each director whose term expires at an annual meeting of stockholders shall be elected at such annual meeting for a one-year term expiring at the next annual meeting of stockholders; provided, however, that each director elected prior to the 2020 Annual Meeting shall continue to serve for the remainder of the original term for which he or she was originally elected. The division of the directors into classes shall terminate at the 2022 annual meeting of stockholders (the “2022 Annual Meeting”).

(d) Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any director or the entire Board of Directors may be removed from office at any time, (i) but, until the full declassification of the Board commencing at the 2022 Annual Meeting, only for cause and beginning at the 2022 Annual Meeting, with or without cause, and (ii) in either case, only by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the then issued and outstanding shares of capital stock of the Corporation entitled to vote in the election of directors.

(e) A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to such director’s prior death, resignation, retirement, disqualification or removal from office.

(f) Subject to the terms of any one or more classes or series of Preferred Stock, (i) any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by the Board, and (ii) any other vacancy occurring on the Board of Directors may be filled by a majority of the directors then in office, even if less than a quorum, by a sole remaining director or, solely in the event of the removal of the entire Board of Directors, by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the then issued and outstanding shares of capital stock of the Corporation entitled to vote in the election of directors. Until the full declassification of the Board at the 2022 Annual Meeting, any director of any class elected to fill a vacancy resulting from the death, resignation, removal, retirement or disqualification of a director shall hold office for a term that shall coincide with the remaining term of his or her predecessor. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Amended and Restated Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article FIFTH, unless expressly provided by such terms.

A-1

Amended and Restated Bylaws

Section 3.2 would be amended to read in its entirety as follows:

Section 3.2 Number and Election of Directors. The Board of Directors shall consist of not fewer than three nor more than nine members, the exact number of which shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the Entire Board of Directors.

The Board of Directors shall present to the stockholders nominations of candidates for election to the Board of Directors (or recommend the election of such candidates as nominated by others) such that, and shall take such other corporate actions as may be reasonably required to provide that, to the knowledge of the Board of Directors, if such candidates are elected by the stockholders at least a majority of the members of the Board of Directors shall be Independent Directors (as hereinafter defined). The Board of Directors shall only elect any person to fill a vacancy on the Board of Directors if, to the knowledge of the Board of Directors, after such person’s election at least a majority of the members of the Board of Directors shall be Independent Directors. The foregoing provisions of this paragraph shall not cause a director who, upon commencing such director’s service as a member of the Board of Directors was determined by the Board of Directors to be an Independent Director but did not in fact qualify as such, or who by reason of any change in circumstances ceases to qualify as an Independent Director, from serving the remainder of the term as a director for which such director was selected. Notwithstanding the foregoing provisions of this paragraph, no action of the Board of Directors shall be invalid by reason of the failure at any time of a majority of the members of the Board of Directors to be Independent Directors.

Except as provided in Section 3.3 of this Article III, directors shall be elected by a plurality of the votes of the shares of capital stock of the Corporation, present in person or represented by proxy, and entitled to vote on the election of directors at any meeting of stockholders or in any action by written consent in lieu of such a meeting with respect to which (a) the Corporation receives a notice that a stockholder has nominated a person for election to the Board of Directors that was timely made in accordance with the applicable nomination periods provided in these Bylaws and (b) such nomination or notice has not been withdrawn on or before the tenth (10th) day before the Corporation first mails its initial proxy statement in connection with such election of directors; provided, however, that the determination that directors shall be elected by a plurality of the votes cast shall be determinative only as to the timeliness of a notice of nomination and not otherwise as to its validity.

Section 3.3 would be amended to read in its entirety as follows:

Section 3.3 Vacancies. Unless otherwise required by law or the Certificate of Incorporation, and subject to the terms of any one or more classes or series of preferred stock of the Corporation, (i) any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by the Board, (ii) any other vacancy occurring on the Board of Directors may be filled by a majority of the directors in office, even if less than a quorum, or by a sole remaining director or (iii) solely in the event of the removal of the Entire Board of Directors, by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the then issued and outstanding shares of capital stock of the Corporation entitled to vote in the election of directors. Any director elected to fill a vacancy resulting from the death, resignation, removal, retirement or disqualification of any director shall hold office for a term that shall coincide with the remaining term of his or her predecessor.

Section 3.6 would be amended to read in its entirety as follows:

Section 3.6 Resignations and Removals of Directors. Any director of the Corporation may resign from the Board of Directors or any committee thereof at any time, by giving notice in writing or by electronic transmission to (i) the Chairman of the Board of Directors, if there be one, or to the Chief Executive Officer, if there is no Chairman of the Board, and (ii) the Secretary of the Corporation and, in the case of a committee, to the chairman of such committee, if there be one. Such resignation shall take effect at the time therein specified or, if no time is specified, immediately; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. Except as otherwise required by applicable law and subject to the rights, if any, of the holders of shares of preferred stock of the Corporation then outstanding, any director or the entire Board of Directors may be removed from office in accordance with the Certificate of Incorporation and applicable law.

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A-2

APPENDIX B

The proposed amendments to the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws to eliminate provisions that are no longer applicable are as follows:

Amended and Restated Certificate of Incorporation

Article FIFTH, paragraph (j) would be amended to read in its entirety as follows:

Unless otherwise required by law, special meetings of stockholders, for any purpose or purposes, may be called at any time by either (i) the Chairman of the Board of Directors, if there be one, or (ii) the Chief Executive Officer, if there be one, and shall be called by any such officer at the request in writing of (i) the Board of Directors or (ii) a committee of the Board of Directors that has been duly designated by the Board of Directors and whose powers include the authority to call such meetings. Such request shall state the purpose or purposes of the proposed meeting. The ability of the stockholders to call or cause a special meeting of stockholders to be called is hereby specifically denied.

Article TWELFTH would be deleted in its entirety, Article THIRTEENTH would be renumbered as Article TWELFTH, and Article FOURTEENTH would renumbered as Article THIRTEENTH, which would be amended to read in its entirety as follows:

THIRTEENTH: The Corporation reserves the right to amend, alter or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed in this Amended and Restated Certificate of Incorporation, the Bylaws or the GCL, and all rights herein conferred upon stockholders are granted subject to such reservation; provided, however, that, notwithstanding any other provision of this Amended and Restated Certificate of Incorporation (and in addition to any other vote that may be required by law), the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the then issued and outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend, alter or repeal, or to adopt any provision as part of this Amended and Restated Certificate of Incorporation inconsistent with the purpose and intent of Articles FIFTH, EIGHTH or TENTH of this Amended and Restated Certificate of Incorporation or this Article THIRTEENTH.

Amended and Restated Bylaws

Section 2.3 would be amended to read in its entirety as follows:

Section 2.3 Special Meetings. Unless otherwise required by law or by the Certificate of Incorporation, special meetings of stockholders, for any purpose or purposes (a) may be called at any time by either (i) the Chairman of the Board of Directors, if there be one or (ii) the Chief Executive Officer, if there be one, and (b) shall be called by the Chairman or Chief Executive Officer at the request in writing of (i) the Board of Directors or (ii) a committee of the Board of Directors that has been duly designated by the Board of Directors and whose powers include the authority to call such meetings. Such request shall state the purpose or purposes of the proposed meeting. At a special meeting of stockholders, only such business shall be conducted as shall be specified in the notice of meeting (or any supplement thereto).

Section 11.1 would be amended to read in its entirety as follows:

Section 11.1 Amendments. These Bylaws may be altered, amended or repealed, in whole or in part, or new Bylaws may be adopted by the stockholders or by the Board of Directors; provided, however, that notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such meeting (if there is one) of the stockholders or Board of Directors, as the case may be. All such alterations, amendments, repeals or adoptions must be approved by either the affirmative vote of the holders of at least 66 2/3% of the voting power of the then issued and outstanding shares of capital stock of the Corporation entitled to vote thereon or by a majority of the Entire Board of Directors. Notwithstanding the foregoing or any other provision of these Bylaws (and in addition to any other vote that may be required by law), the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the then issued and outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend, alter, change or repeal, or to adopt any provision as part of these Bylaws inconsistent with the purpose and intent of Section 2.3 (Special Meetings), Section 2.11 (Consent of Stockholders in Lieu of Meeting), Section 3.1 (Duties and Powers), Section 3.2 (Number and Election of Directors), Section 3.3 (Vacancies), Section 3.6 (Resignations and Removals of Directors), this Article XI and Article XIII (Definitions) (collectively, the “Specified Bylaws”).

B-1

Section 12.1 would be amended to read in its entirety as follows:

Section 12.1 Certain Defined Terms. For purposes of these Bylaws, the following terms shall have the following meanings:

(a) “beneficially own” and “beneficial ownership” and similar terms used herein shall be determined in accordance with Rules 13d-3 and 13d-5 under the Exchange Act.

(b) “Entire Board of Directors” means, at any given time, the total number of directors fixed at such time pursuant to Section 3.2.

(c) “Independent Director” shall mean a director who (i) qualifies as an “independent director” within the meaning of the corporate governance listing standards from time to time adopted by the NYSE (or, if at any time the Corporation’s common stock is not listed on the NYSE and is listed on a stock exchange other than the NYSE, the applicable corporate governance listing standards of such stock exchange) with respect to the composition of the board of directors of a listed company (without regard to any independence criteria applicable under such standards only to the members of a committee of the board of directors) and (ii) also satisfies the minimum requirements of director independence of Rule 10A-3(b)(1) under the Exchange Act (as from time to time in effect), whether or not such director is a member of the audit committee.

(d) “Listing” shall mean the listing of the Common Stock on the NYSE or other national securities exchange.

(e) “NYSE” shall mean the New York Stock Exchange.

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B-2

APPENDIX C

The proposed amendments to Amended and Restated Bylaws to implement majority voting for uncontested elections are as follows:

Amended and Restated Bylaws

The third paragraph of Section 3.2 would be amended to read in its entirety as follows:

Except as provided in Section 3.3 of this Article III in connection with filling vacancies on the Board of Directors, a nominee for election as a director shall be elected by the vote of a majority of the votes cast with respect to the nominee’s election at any meeting of stockholders at which a quorum is present; provided, however, that nominees shall be elected by a plurality of votes cast at any meeting for which (a) the Corporation receives a notice that a stockholder has nominated a person for election to the Board of Directors that was timely made in accordance with the applicable nomination periods provided in these Bylaws, and (b) such nomination or notice has not been withdrawn on or before the tenth (10th) day before the Corporation first mails its initial proxy statement in connection with such election of directors.

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C-1

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC.—COMMON 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS A 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS B 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS C 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS D 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS E 123,456,789,012.12345 THE COMPANY NAME INC.—CLASS F 123,456,789,012.12345 THE COMPANY NAME INC.—401 K 123,456,789,012.12345 â†’ x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000420665_1 R1.0.1.18 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) Susan Givens 02) Michael D. Malone 03) David H. Milner NEW SENIOR INVESTMENT GROUP INC. 55 W. 46TH STREET SUITE 2204 NEW YORK, NY 10036 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for New Senior Investment Group Inc. for fiscal year 2019. 3. Approval of amendments to our Certificate of Incorporation and Bylaws to provide for the annual election of all directors. 4. Approval of amendments to our Certificate of Incorporation and Bylaws to eliminate provisions that are no longer applicable. For Against Abstain 5. Approval of amendments to our Bylaws to implement majority voting in uncontested director elections. NOTE: The Board of Directors may act upon any other business properly presented at the Annual Meeting. If this proxy is properly executed, then the shares will be voted either in the manner you indicate above or, if no direction is indicated, (i) FOR ALL nominees on Proposal 1, (ii) FOR Proposals 2, 3, 4 and 5 and (iii) in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For address change/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting

0000420665_2 R1.0.1.18 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com NEW SENIOR INVESTMENT GROUP INC. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS June 12, 2019 The stockholder(s) hereby appoint(s) Susan Givens and David Smith, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of NEW SENIOR INVESTMENT GROUP INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM, Eastern Daylight Time on June 12, 2019, at Millenium Broadway, 145 W. 44th Street, New York, NY 10036, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted as directed by the stockholder(s). If no such directions are made, this proxy will be voted (i) FOR ALL nominees on Proposal 1, (ii) FOR Proposals 2, 3, 4 and 5 and (iii) in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof. Please mark, sign, date and return this proxy card promptly using the enclosed reply envelope. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side